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Exhibit 99.1

NETSPEND HOLDINGS, INC. ANNOUNCES ADJOURNMENT OF SPECIAL MEETING AND
MODIFICATIONS TO MERGER AGREEMENT

Memorandum of Understanding Entered Into With Respect to Pending Stockholder Litigation

        Austin, Texas, May 29, 2013—NetSpend Holdings, Inc. (NASDAQ: NTSP) ("NetSpend" or the "Company") today announced that it will adjourn to June 18, 2013 its special meeting of stockholders to be held in connection with the Company's proposed merger with Total System Services, Inc., a Georgia corporation ("TSYS"), in order to provide additional time for the submission and consideration of unsolicited alternative acquisition proposals and also announced certain modifications to its merger agreement with TSYS.

        As previously disclosed, on February 19, 2013 the Company entered into an Agreement and Plan of Merger, by and among the Company, TSYS and General Merger Sub, Inc. ("Sub"), a Delaware corporation and a wholly-owned subsidiary of TSYS (the "Merger Agreement"). On April 23, 2013, the Company filed with the Securities and Exchange Commission a definitive proxy statement with respect to the special meeting of NetSpend shareholders to vote on the proposed transaction (the "Proxy Statement").

        The modifications to the Merger Agreement announced today have been made pursuant to a Memorandum of Understanding (the "MOU") entered into between NetSpend, TSYS, and Sub, which outlines the terms of the parties' agreement in principle to settle the actions pending in the Delaware Court of Chancery and the District Court of Travis County, Texas, captioned Koehler v. NetSpend Holdings, Inc. et al. and Bushansky v. Netspend Holdings, Inc. et. al., respectively. The proposed terms of the settlement are subject to approval by the Delaware Court of Chancery (the "Court"). Pursuant to the modified Merger Agreement:

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  The fee payable by NetSpend to TSYS in the event the Merger Agreement is terminated under certain circumstances has been reduced from $52.6 million to $44.0 million.

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  The matching period for notice to TSYS before NetSpend may enter into a Superior Proposal (as defined in the Merger Agreement) has been reduced from five business days to three business days.

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  In the event the Company stockholders fail to approve the adoption of the Merger Agreement at the special meeting and the Merger Agreement is subsequently terminated, the "tail" period for certain transactions that could trigger a termination fee under those circumstances has been reduced from 12 months to eight months after termination.

        In addition, TSYS has agreed to waive its rights under a provision in the Merger Agreement that would permit it to delay the closing for up to 12 business days after the stockholder vote even if the other conditions to closing were satisfied.

        Consistent with the terms of the Merger Agreement, prior to the receipt of NetSpend stockholder approval, the Company may furnish information to, and engage in discussions and negotiations with, any third party who makes an unsolicited bona fide written acquisition proposal if: (i) the Company's Board of Directors determines in good faith, after consultation with its outside legal counsel and financial advisors, that the acquisition proposal constitutes, or would reasonably be expected to lead to, a Superior Proposal, (ii) the Board concludes in good faith, after consultation with its outside legal counsel and financial advisors, that the failure to take action with respect to such proposal would be inconsistent with the Board's fiduciary obligations to the Company's stockholders, (iii) the acquisition proposal was not the result of a breach of the Merger Agreement, and (iv) the Company provides to TSYS certain information required by the Merger Agreement to be delivered by the Company to TSYS.

        The Company may change its recommendation to NetSpend stockholders to vote in favor of the adoption of the Merger Agreement and/or terminate the Merger Agreement, pay a $44.0 million termination fee to TSYS and enter into a definitive agreement with respect to a Superior Proposal so long as the Company first provides TSYS three business days written notice of the terms and conditions of the Superior Proposal and makes its representatives available to discuss with TSYS any proposed modifications to the terms and conditions of the Merger Agreement during the three business day period.

        In light of the modifications described above, the MOU also provides that the special meeting of NetSpend stockholders scheduled for May 31, 2013 will be delayed in order to provide additional time for the submission and consideration of alternative acquisition proposals. The special meeting will be convened as scheduled, but NetSpend will not conduct any business on such date other than a vote with respect to the adjournment of the meeting, as to which any proxies previously granted (and not subsequently revoked) will be exercised in accordance with the instructions on such proxies. Prior to the adjournment, there will be no vote on the Merger Agreement. The meeting will be adjourned to June 18, 2013 starting at 10:00 a.m. Central Time, at the San Jacinto Conference Center, 98 San Jacinto Blvd., Suite 160, Austin, Texas 78701.

        Any proxies or votes already submitted by stockholders in connection with the special meeting will remain valid and will be unaffected by the delay in holding the special meeting or the amendment of the Merger Agreement. There is no need for any stockholders to vote again.

        As described in the Proxy Statement, NetSpend stockholders who elect to exercise appraisal rights must comply with the provisions of Section 262 of the Delaware General Corporation Law ("DGCL") in order to perfect their rights. Among other things, dissenting stockholders must deliver to the Company a written demand for appraisal of their shares of Company common stock before June 18, 2013, the date the vote will be taken to approve the proposal to adopt the Merger Agreement. As part of the settlement, the MOU provides that once perfected, NetSpend and TSYS agree: (a) not to raise a timeliness objection to an appraisal petition filed more than 120 days and less than or equal to 150 days after the effective date of the merger, (b) not to ask the Court to exercise its discretion to require the surrender and notation of share certificates during the pendency of any such appraisal action, (c) not to object to the dissenters' appraisal claims being prosecuted on an opt-in group or class basis, and (d) to provide to plaintiffs' counsel not later than 120 days after the effective date of the merger a statement of the aggregate number of shares that have made an appraisal demand on the Company and the identities of such shareholders. In all other respects, the applicable provisions of the DGCL will control.

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About NetSpend

        NetSpend is a leading provider of GPR prepaid debit cards and related financial services to the estimated 68 million underbanked consumers in the United States who do not have a traditional bank account or who rely on alternative financial services. The Company's mission is to develop products and services that empower underbanked consumers with the convenience, security and freedom to be self-banked. Headquartered in Austin, TX, NetSpend is traded on the NASDAQ stock exchange under the symbol NTSP. Please visit http://www.netspend.com for more information.

FORWARD-LOOKING STATEMENTS

        This press release contains statements about the expected timing, completion and effects of the proposed merger and all other statements in this document, other than historical facts, constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company may not be able to complete the proposed merger on the terms described above or other acceptable terms or at all because of a number of factors, including the failure to obtain stockholder approval or the failure to satisfy the closing conditions. Factors that may affect the business or financial results of the Company are described in the risk factors included in the Company's filings with the Securities and Exchange Commission, including the Company's 2012 Annual Report on Form 10-K, the Company's 2012 Annual Report on Form 10-K/A and later filed quarterly reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference. The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

        This communication may be deemed to be solicitation material in respect of the proposed merger. In connection with the proposed merger, the Company filed a definitive Proxy Statement with the SEC on April 23, 2013. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders may obtain free copies of the proxy statement and other documents filed by the Company (when available) free of charge at the SEC's Web site at www.sec.gov or in the Investor Relations section of the Company's Web site at www.netspend.com. The proxy statement and such other documents may also be obtained for free from the Company by directing such request to NetSpend Holdings, Inc., Attn: Secretary, Telephone (512) 532-8200.

PARTICIPANTS IN SOLICITATION

        The Company and certain of its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company's stockholders in connection with the proposed merger. Information concerning the interests of the directors and executive officers of the Company is set forth in the Company's Annual Report on Form 10-K/A, which was filed with the SEC on April 19, 2013. Additional information regarding the interests of these individuals and other persons who may be deemed to be participants in the solicitation has been included in the definitive proxy statement relating to the transaction as filed with the SEC on April 23, 2013.

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  Exhibit 99.1